UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 5, 2008
PeopleSupport, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33679	95-4695021

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Glendon Ave., Suite 1250
Los Angeles, California 90024
(Address of Principal Executive Offices)
(310) 824-6200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
As described below, effective as of August 3, 2008, PeopleSupport, Inc., a Delaware corporation (“PeopleSupport”) amended its Shareholder Rights Agreement, dated as of August 28, 2007. The information required to be disclosed under this Item 1.01 is disclosed under Item 3.03 below and incorporated by reference herein. A copy of the Amendment was filed as an exhibit to a Form 8-A/A, and is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
On August 5, 2008, PeopleSupport amended its Shareholder Rights Agreement dated August 28, 2007, by and between PeopleSupport and ComputerShare Trust Company, N.A. (“ComputerShare”) as Rights Agent (the “Rights Agreement”), effective August 3, 2008. The Rights Agreement and this Amendment are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference. The Rights Agreement was amended such that, with respect to the execution of and the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 3, 2008, by and among PeopleSupport, Essar Services, Mauritius, a company organized under the laws of Mauritius (“Parent’) and Easter Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (the “Merger Agreement”), neither Parent nor any of its affiliates is or will become an “Acquiring Person” and that no “Triggering Event” or “Distribution Date” (as such terms are defined in the Rights Agreement) will occur. The foregoing description is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to a Form 8-A/A, and is incorporated herein by reference.
Additional Information and Where to Find It
PeopleSupport will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the proposed Merger. Investors and stockholders are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding Essar, PeopleSupport, the proposed Merger, the persons soliciting proxies in connection with the proposed merger on behalf of PeopleSupport and the interests of those persons in the proposed Merger and related matters. PeopleSupport intends to mail the proxy statement to its stockholders as soon as practicable. Investors and stockholders will be able to obtain a copy of the proxy statement and other documents filed by PeopleSupport with the SEC free of charge at the Web site maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by PeopleSupport are available free of charge by contacting PeopleSupport Investor Relations, Peter Hargittay (310) 824-6182.
Participants in Solicitation
PeopleSupport and its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies from the PeopleSupport stockholders in connection with the proposed Merger and related items. Information regarding the directors and executive officers of PeopleSupport and their ownership of PeopleSupport stock is set forth in PeopleSupport’s proxy statement for PeopleSupport’s 2008 annual meeting of stockholders. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement when it becomes available.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Shareholder Rights Agreement, dated August 28, 2007, between the Registrant and ComputerShare Trust Company, N.A., as Rights Agent, which includes as Exhibit A the Form of Certificate of Designation of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Rights Certificate, and as Exhibit C the Summary of Rights.(1)

4.2	Amendment to Rights Agreement, dated as of August 3, 2008, between the Registrant and ComputerShare Trust Company, N.A., as Rights Agent.(2)

(1)	Incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2007.

(2)	Incorporated by reference from the Registrant’s Current Report on Form 8-A/A filed with the Securities and Exchange Commission on August 8, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: August 8, 2008

PEOPLESUPPORT, INC.
By:	/s/ Lance Rosenzweig
Lance Rosenzweig
Chief Executive Office

EXHIBIT INDEX

Exhibit No.	Description

4.1	Shareholder Rights Agreement, dated August 28, 2007, between the Registrant and ComputerShare Trust Company, N.A., as Rights Agent, which includes as Exhibit A the Form of Certificate of Designation of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Rights Certificate, and as Exhibit C the Summary of Rights.(1)

4.2	Amendment to Rights Agreement, dated as of August 3, 2008, between the Registrant and ComputerShare Trust Company, N.A., as Rights Agent.(2)

(1)	Incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2007.

(2)	Incorporated by reference from the Registrant’s Current Report on Form 8-A/A filed with the Securities and Exchange Commission on August 8, 2009.